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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                 --------------
                                    FORM 8-K
                                 --------------


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                 Date of earliest event reported: July 27, 2001


                           TELEMATE.NET SOFTWARE, INC.
               (Exact Name of Registrant as Specified in Charter)


            GEORGIA                       0-26735              58-1656726
       (State or Other               (Commission File       (I.R.S. Employer
 Jurisdiction of Incorporation)           Number)          Identification No.)


          4250 PERIMETER PARK SOUTH, SUITE 200, ATLANTA, GEORGIA 30341
          (Address of Principal Executive Offices)          (Zip Code)


                                 (770) 936-3700
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

         On July 27, 2001, Telemate.Net Software, Inc., a Georgia corporation ("Telemate.Net") closed the purchase of 750,000 shares of non-voting Series B Preferred Stock of Verso Technologies, Inc., a Minnesota corporation ("Verso"), for an aggregate purchase price of $15.0 million (the "Purchase") pursuant to a Series B Preferred Stock Purchase Agreement, dated as of May 4, 2001, between Verso and Telemate.Net, as amended by the First Amendment thereto dated as of June 1, 2001, and as further amended by the Second Amendment thereto dated as of July 27, 2001 (as so amended, the "Stock Purchase Agreement"). Verso used the proceeds from the Purchase to partially fund its acquisition of NACT Telecommunications, Inc., a Delaware corporation ("NACT"), from WA Telcom Products Co., Inc., a Delaware corporation, which was consummated on July 27, 2001.

         The Purchase was consummated in connection with a proposed merger between Telemate.Net and Verso (the "Merger"), pursuant to a definitive Agreement and Plan of Merger, as amended by the First Amendment to the Agreement and Plan of Merger, dated as of June 1, 2001 (as so amended, the "Merger Agreement"). According to the Merger Agreement, Verso will acquire Telemate.Net effective on and as of the closing date (which has not yet been determined), by merging its wholly-owned subsidiary with and into Telemate.Net, with Telemate.Net surviving as a wholly-owned subsidiary of Verso. The proposed transaction remains subject to the approval of the shareholders of both Telemate.Net and Verso at a meeting of the shareholders for each company. The date of the Telemate.Net shareholders' meeting has not yet been determined. The proposed merger is intended to qualify as a tax-free reorganization and will be accounted for under the purchase method of accounting. A complete description of the Merger is included in Telemate.Net's Current Report on Form 8-K, filed on May 16, 2001, as amended by Telemate.Net's Amendment to Current Report on Form 8-K/A, filed on June 6, 2001.

         The Series B Preferred Stock of Verso accrues dividends at an initial rate of 10% per annum through December 31, 2001, increasing to 15% after December 31, 2001 should such shares remain outstanding after that time. Each share of Series B Preferred Stock is entitled to receive out of the assets of Verso prior to any distribution to the holders of Verso common stock, an amount equal to (x) in the event of the voluntary or involuntary dissolution of Verso, prior to December 31, 2001, $20.00 per share of Series B Preferred Stock; and
(y) in the event such dissolution occurs after December 31, 2001, $25.00 per share of Series B Preferred Stock, plus in each case accumulated but unpaid dividends and interest thereon. The Series B Preferred Stock also is redeemable for $20 per share, plus accumulated but unpaid dividends and interest thereon, by Verso on or before December 31, 2001, or for $25 per share, plus accumulated but unpaid dividends and interest thereon, at the option of Telemate.Net after December 31, 2001. The Series B Preferred Stock also is convertible (subject to certain limitations) into a number of shares of Verso common stock that equals 19.9% of the number of shares of Verso common stock outstanding on May 4, 2001. In the event Telemate.Net's shares of Verso's Series B Preferred Stock remain outstanding after December 31, 2001, Telemate.Net shall have the right to require Verso to register with the Securities and Exchange Commission any shares of common stock issuable upon conversion of such shares of Series B Preferred Stock.

         In addition, Verso has granted to Telemate.Net a second-priority security interest in the capital stock of NACT to secure Verso's obligation to redeem, under certain circumstances, the shares of Verso's Series B Preferred Stock held by Telemate.Net.


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         The descriptions contained herein of the Merger Agreement and the Stock
Purchase Agreement, are qualified in their entirety by reference to the full text of such documents (together with their amendments) which are filed as Exhibits to this report.

         A copy of the press release issued by Telemate.Net on July 30, 2001 announcing the closing of the Purchase is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

                           Forward-Looking Statements

         Certain of the information included in this report, including statements regarding Telemate.Net's proposed merger with Verso and Telemate.Net's investment in Verso Series B Preferred Stock, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and Telemate.Net intends that such forward-looking statements be subject to the safe harbors created thereby. These forward-looking statements reflect management's current views with respect to future events and financial performance, but are subject to many uncertainties and factors relating to operations and business environment that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. The expected benefits of the proposed combination of Telemate.Net and Verso may not be realized for a number of reasons, including the following: the merger may not be approved by the shareholders of Telemate.Net and Verso, or the other conditions of closing may not be satisfied; the announcement of the merger may disrupt the companies' normal sales cycles because customers may delay new orders until the merger is completed and the product lines are combined; and the reduction in force may not result in cash savings at anticipated levels. For further information about these and other factors that could affect the Company's future results, please see Exhibit 99.1 attached to the Company's Quarterly Report on Form 10-Q filed with the SEC on May 15, 2001 and the combined prospectus/proxy statement filed with the SEC by Verso on June 4, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) - (b)   Financial Statements and Pro Forma Financial Information.

                     None.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger dated as of May 4, 2001 among Verso Technologies, Inc., Telemate.Net
                           Software, Inc. and Titan Acquiring Sub, Inc. (The schedules to the Agreement and Plan of Merger have been omitted from this report pursuant to Item
                           601(b)(2) of Regulation S-K, and the Registrant agrees to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange Commission upon request.)*

                  2.2 First Amendment to the Agreement and Plan of Merger dated June 1, 2001 among Verso Technologies, Inc.,
                           Telemate.Net Software, Inc. and Titan Acquiring Sub,
                           Inc.**

                  99.1 Series B Preferred Stock Purchase Agreement dated as of May 4, 2001 between Verso Technologies, Inc. and
                           Telemate.Net Software, Inc.


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
                           (Certain of the exhibits and schedules to the Stock
                           Purchase Agreement have been omitted from this report pursuant to Item 601(b)(2) of Regulation S-K, and the Registrant agrees to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange Commission upon request.)*

                  99.2     First Amendment to the Series B Preferred Stock
                           Purchase Agreement dated as of June 1, 2001 between
                           Verso Technologies, Inc. and Telemate.Net Software,
                           Inc. (Certain of the exhibits and schedules to the Stock Purchase Agreement have been omitted from this report pursuant to Item 601(b)(2) of Regulation S-K, and the Registrant agree to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange Commission upon request.)**

                  99.3     Second Amendment to the Series B Preferred Stock
                           Purchase Agreement dated as of July 27, 2001 between
                           Verso Technologies, Inc. and Telemate.Net Software,
                           Inc.

                  99.4     Press Release dated July 30, 2001.

(*) Previously filed with Telemate.Net's Current Report on Form 8-K filed with the SEC on May 16, 2001.

(**) Previously filed with Telemate.Net's Amendment to Current Report on Form 8-K/A filed with the SEC on June 6, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TELEMATE.NET SOFTWARE, INC.



                                   By:     /s/ Janet Van Pelt
                                       ----------------------------------------
                                       Janet Van Pelt
                                          Senior Vice President, Finance and
                                          Operations, Chief Financial Officer,
                                          and Treasurer


Dated: August 6, 2001


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                                  EXHIBIT INDEX

       EXHIBIT NO.                        DOCUMENT
       -----------                        --------
         2.1      Agreement and Plan of Merger dated as of May 4, 2001 among
                  Verso Technologies, Inc., Telemate.Net Software, Inc. and
                  Titan Acquiring Sub, Inc. (The schedules to the Agreement and
                  Plan of Merger have been omitted from this report pursuant to
                  Item 601(b)(2) of Regulation S-K, and the Registrant agrees to furnish copies of such omitted exhibits and schedules
                  supplementally to the Securities and Exchange Commission upon request.)*

         2.2      First Amendment to the Agreement and Plan of Merger dated June
                  1, 2001 among Verso Technologies, Inc., Telemate.Net Software,
                  Inc. and Titan Acquiring Sub, Inc.**

         99.1     Series B Preferred Stock Purchase Agreement dated as of May 4,
                  2001 between Verso Technologies, Inc. and Telemate.Net
                  Software, Inc. (Certain of the exhibits and schedules to the Stock Purchase Agreement have been omitted from this report pursuant to Item 601(b)(2) of Regulation S-K, and the Registrant agrees to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange
                  Commission upon request.)*

         99.2     First Amendment to the Series B Preferred Stock Purchase
                  Agreement dated as of June 1, 2001 between Verso Technologies,
                  Inc. and Telemate.Net Software, Inc. (Certain of the exhibits and schedules to the Stock Purchase Agreement have been omitted from this report pursuant to Item 601(b)(2) of Regulation S-K, and the Registrant agree to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange Commission upon request.)**

         99.3     Second Amendment to the Series B Preferred Stock Purchase
                  Agreement dated as of July 27, 2001 between Verso
                  Technologies, Inc. and Telemate.Net Software, Inc.

         99.4     Press Release dated July 30, 2001.

(*) Previously filed with Telemate.Net's Current Report on Form 8-K filed with the SEC on May 16, 2001.

(**) Previously filed with Telemate.Net's Amendment to Current Report on Form 8-K/A filed with the SEC on June 6, 2001.